SOUTHERN FIRST BANCSHARES, INC.

Annual Shareholders Meeting
May 19th, 2009

Charlotte
NC
Greenville
SC
Atlanta
Columbia
GA

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The Stock Price – Current Valuation

Price history - SFST (3/31/2007 - 4/2/2009)
4/2/2007
7/2/2007
10/1/2007
1/1/2008
4/1/2008
7/1/2008
10/1/2008
1/1/2009
4/2/2009
24
22
20
18
16
14
12
10
8
6
4
Southern First Bancshares Inc

	March 31, 2007	March 31, 2009
Stock Price	$21.44	$5.61
Price / Book Value	176%	41%
Company Book Value	$12.15	$13.85
Price / LTM EPS	17x	12x
Company LTM EPS	$1.25	$.47

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The Stock Price – Current Valuation

SNL Bank - 03/30/2007 - 03/31/2009 Stock Price Performance
Stock Price (%)
20
0
-20
-40
-60
-80
-100
3/07
1/08
10/08
SNL Bank (-73.19%)
SFST (-73.83%)
S&P 500 (-43.85%)

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2008 Performance - Earnings

Net Earnings (in millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.0
$2.5
$3.9
$3.4
$1.9
2004
2005
2006
2007
2008

Southern FIRST

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2008 Performance – Asset Quality

NPA History
% of assets
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.42%
0.86%
0.54%
0.75%
0.74%
0.74%
0.79%
1.42%
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08

Southern FIRST

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2008 Performance – Market Share

Greenville Market Share

Bank	Offices	Deposits ($ mil)	Market Share
Carolina First	13	2,863	28.3 %
Wachovia	18	1,476	14.6 %
BB&T	19	1,164	11.5 %
Bank of America	16	974	9.6 %
Greenville First	**3**	**468**	**4.6 %**
SunTrust	17	432	4.3 %
28 other banks	83	2,744	27.1 %

Southern FIRST

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Unprecedented Times – Strategic Focus

Growth Markets
Solid Asset Quality
Efficient Model
Core Deposit Strength
Leadership Depth
Winning Banks

Southern FIRST

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[LOGO]

SOUTHERN FIRST BANCSHARES, INC.

Annual Shareholders Meeting

May 19th, 2009

[CHART]

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, excessive loan losses and other factors) that may cause Southern First’s actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First’s operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings.  Southern First assumes no duty to update the forward-looking statements made in this presentation.

[LOGO]

Southern First Bancshares - Corporate Profile

[CHART]

•         Greenville First Bank opened in 2000

•         $693 million in total assets (1)

•         Greenville SC market - $10.1 billion in deposits – 4.6% market share / 5th out of 34 banks (2)

•         Columbia SC market – $12.2 billion in deposits in Richland & Lexington Counties (2)

•         SFST – NASDAQ market

•         6 offices / 92 employees

1 – As of December 31, 2008

2 - FDIC Data – June, 2008

The Stock Price - Current Valuation

[CHART]

[CHART]

The Stock Price - Current Valuation

[CHART]

Financial System Collapse

•          Significant mortgage delinquencies

•          Spiking foreclosures

•          Housing market bubble burst

•          Mortgage backed securities crises

•          Fannie Mae / Freddie Mac

•          Lehman / Wamu / Wachovia

•          Deep economic recession

•          Unprecedented government action

[LOGO]

Southern First - Response / Plan of Action

•          Limit growth

•          Preserve capital & liquidity

•          Intense focus on asset quality

•          Grow deposit market share

[LOGO]

2008 Performance - Earnings

Net earnings declined 44% to $1.9 million ($.58 per share)

•      Operating earnings were $3.1 million (1)

•      Fannie Mae investment loss ($1.9 million)

•      Significant margin pressure from historic Fed interest rate reductions

•      Provision increased $1.1 million or 54%

Net Earnings (in millions)

[CHART]

(1) Net income less other than temporary impairment on FNMA

[LOGO]

2008 Performance - Asset Quality

•      SFST non-performing assets increased to 1.42%

•      SNL Southeast Bank average NPA’s = 1.68%

•      SFST charge-offs increased to .35%

•      SNL Southeast Bank average charge-offs = 1.69%

NPA History

[CHART]

[LOGO]

2008 Performance - Market Share

•        Improved market share to 5th in the Greenville market

•        Opened 4th Greenville market office in July 2008

•        Opened 2nd Columbia market office in July 2008

Greenville Market Share

[CHART]

[LOGO]

TARP - Capital Purchase Program

•               $17.3 million participation

–          designed for qualified banks

–          promote stability / increase lending

•               Relatively inexpensive capital

–          5% dividend

–          Warrants equal to 15% of preferred investment

•               Rules changing

•               Market perception

[LOGO]

2009 Expectations - Rough Waters

•              Higher credit costs

–          Unemployment approaching 10%

–          Continued real estate weakness

•              Continued margin pressure

–          Fed policy / 3.25% current prime rate

•              Intense regulatory attention

–          Capital / liquidity / asset quality

•              Valuation dependent on market issues

–          Bank failures could exceed 100 banks

–          Large bank government focus

[LOGO]

2009 Current Initiatives:

•              Maintain strong capital ratios

–          Solid cushion in excess of well capitalized requirements

•              Aggressively deal with credit issues

–          Stress test CRE portfolio

–          Increase scope of external loan review

•              Operation GOLD

–          Core deposit initiative

•              Margin improvement

–          Both sides of balance sheet

[LOGO]

Unprecedented Times - Strategic Focus

[CHART]

[LOGO]

SFST - Investment Value

•           Dynamic South Carolina Markets

–         Greenville & Columbia – largest SC markets

–         Quality demographics

•                Intense Focus on Asset Quality

–         Risk management – continuous improvement

–         Results favorable to peers

•                Unique ClientFIRST Model

–         Significant efficiencies – assets / employee

[LOGO]

SFST - Investment Value

•              Core Deposit Focus

–         Operation GOLD

–         Q1 2009 results double from Q1 2008

•              Performance Driven Team

–         Market knowledge and reputation

•              Market Valuation

–         Historic low multiples

[LOGO]

[LOGO]

SOUTHERN FIRST BANCSHARES, INC.

NASDAQ symbol = SFST

Thank You

For Your Continued Support